SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2006

MCI, Inc.
(Exact Name of Registrant as Specified in Charter)
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DELAWARE	001-10415	20-0533283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway,	20147
Ashburn, Virginia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 5, 2006, MCI, Inc. (“MCI” or “we”) issued a press release announcing a restatement of its condensed consolidated financial statements for the three months, six months and nine months ended March 31, June 30 and September 30, 2005, respectively. A copy of the press release is attached hereto as Exhibit 99.1. Information required to be provided under this Item 4.02 is included in the press release. In light of the restatement, the amended condensed consolidated financial statements for the first three quarters of 2005 should be read in place of the Form 10-Q documents previously filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated January 5, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC. (Registrant)

	By:	/s/ Robert T. Blakely

	Name:	Robert T. Blakely
	Title:	Executive Vice President and Chief Financial Officer
Date: January 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 5, 2006